CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the PRESIDENT of THE ADVISORS' INNER CIRCLE FUND (the "Fund"), with respect to the Form N-CSR for the period ended APRIL 30, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. _______ such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. _______ the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 25, 2004


                                                              /s/ James F. Volk
                                                              __________________
                                                              James F. Volk